UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2017

ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
130 Commerce Way East Aurora, New York	14052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 805-1599

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Management of the Company, in consultation with the Audit Committee of Astronics Corporation's (the "Company's") Board of Directors, has identified a material weakness in our internal control over financial reporting concerning the design of information technology change controls over a report writing application. Additionally, management identified deficiencies in certain review controls over the financial statement consolidation process, which when aggregated along with the information technology change controls matter described above, aggregate to a material weakness over the financial statement close process as of December 31, 2016.

Management does not expect adjustments to any previously issued financial statements as a result of these deficiencies.

The Company has begun implementing changes to the design and application of new controls and is making significant changes to the design of existing controls over information technology changes as well as controls related to the financial statement consolidation process. The Company has made progress towards remediation of the material weakness as of the date of this filing and expects to complete remediation by December 31, 2017. Our management will continue the process of enhancing such controls and will continue to test their effectiveness over the remainder of 2017.

As a result of the material weakness described above, management has concluded that the Company’s internal control over financial reporting was not effective at December 31, 2016 and, accordingly, its disclosure controls and procedures were not effective at December 31, 2016 or April 1, 2017. We plan to amend our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the period ended April 1, 2017 to reflect the conclusion by management that there was a material weakness in internal control over financial reporting as of the end of the periods covered by these reports. Ernst & Young LLP’s auditor’s report on the Company’s internal control over financial reporting will also be revised to state that the Company’s internal control over financial reporting at December 31, 2016 was not effective.

The Company’s Quarterly Report on Form 10-Q for the period ended July 1, 2017 will also reflect the conclusion by management that there continues to be a material weakness in the Company’s internal control over financial reporting as described above as of the end of the period covered by that report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation
Dated:	August 16, 2017	By:	/s/ David C. Burney
		Name:	David C. Burney
Executive Vice President and Chief Financial Officer